Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT VEST U.S. EQUITY QUARTERLY 2.5 TO 15 BUFFER ETF

(the “Fund”)

Supplement To the Fund’s Prospectus

Dated October 6, 2026

As described in the Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given Target Outcome Period. On October 16, 2026, the Fund’s current Target Outcome Period will end, and a new Target Outcome Period will begin as of October 19, 2026. The new Target Outcome Period will end on January 15, 2027. While the actual caps will not be determined until the first day of the new Target Outcome Period, set forth below are the anticipated cap ranges for the Fund for the Target Outcome Period beginning on October 19, 2026. A supplement to the Fund’s prospectus will be filed on October 19, 2026 that will include the actual cap for the new Target Outcome Period, which may be higher or lower than the anticipated cap ranges set forth below.

Fund	Anticipated cap range (before fees and expenses)	Anticipated cap range (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest U.S. Equity Quarterly 2.5 to 15 Buffer ETF (DHDG)	4.00% - 4.80%	3.79% - 4.59%

Please Keep this Supplement with your Fund Prospectus for Future Reference